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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-57610, No. 333-09383, No. 333-29667, No.
333-76895, No. 333-71770 and, No. 333-110151) of Trident Microsystems, Inc. of
our report dated September 3, 2004 relating to the financial statements which appear on page 33 of this Form 10-K.




PricewaterhouseCoopers LLP
San Jose, California
September 13, 2004